November 16, 2007

Supplement

SUPPLEMENT DATED NOVEMBER 16, 2007 TO THE STATEMENT OF ADDITIONAL INFORMATION OF
MORGAN STANLEY NEW YORK MUNICIPAL MONEY MARKET TRUST
Dated April 30, 2007

The following paragraph is hereby added as the third paragraph to the section of the Fund’s Statement of Additional Information entitled ‘‘IX. Taxation of the Fund and Shareholders — New York State and City Tax’’:

In January 2006, the Kentucky Court of Appeals held in Davis v. Dept. of Revenue, that a provision in Kentucky law which exempts from taxation interest earned on municipal obligations of Kentucky or its political subdivisions, but taxes such income when it is derived from non-Kentucky municipal obligations violates the Commerce Clause of the United States Constitution. Upon a petition filed by the Kentucky Department of Revenue, the United States Supreme Court has agreed to review the decision of the Kentucky Court of Appeals. If the Supreme Court upholds the decision of the Kentucky Court of Appeals, any state that makes a distinction between the tax treatment of interest on an in-state municipal obligation and an out-of-state municipal obligation would most likely be required to accord all municipal obligations equal tax treatment by requiring that the state either (1) tax all municipal obligation interest or (2) exempt all such interest from taxation. Such an outcome may have a material impact on any investment company that invests substantially or exclusively in municipal obligations of a single state, such as the Fund. There may be an adverse impact on the prices of the municipal obligations held by the Fund, which in turn may affect the Fund’s net asset value. There also may be unfavorable changes to the state tax treatment of the dividend interest paid by the Fund. It is expected that a decision by the Supreme Court will most likely occur sometime in mid-2008. While the outcome of this matter cannot be predicted, it should be noted the Federal tax-exempt status of the Fund’s municipal obligations will not be affected.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.